ALTSHARES TRUST

AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF

(each, a “Fund” and, together, the “Funds”)

Supplement dated May 20, 2026 to the Summary Prospectus, Prospectus and Statement of Additional
Information of the Funds dated September 26, 2025, as supplemented

You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI for the Funds and retain it for future reference. You may obtain these documents, free of charge, by writing to AltShares Trust at 104 Fifth Avenue, 9th Floor, New York, NY 10011 or you can view, print, and download these documents at AltShares Trust’s website at www.altsharesetfs.com/resources.

The Board of Trustees of AltShares Trust has approved an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”), which provides for the reorganization of each Fund of AltShares Trust into a substantially identical, newly-created Fund that is a series of The Arbitrage Funds (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Reorganizations
Each Target Fund will be reorganized into a corresponding Acquiring Fund as follows:
Target Funds (each a series of AltShares Trust)	à	Acquiring Funds (each a series of The Arbitrage Funds)
AltShares Merger Arbitrage ETF	à	AltShares Merger Arbitrage ETF, a newly-created series of The Arbitrage Funds
AltShares Event-Driven ETF	à	AltShares Event-Driven ETF, a newly-created series of The Arbitrage Funds

The Reorganizations are intended to streamline the fund family and to promote operating efficiencies. The Reorganizations are intended to combine all of the funds that are advised by Water Island Capital, LLC into a single, larger trust (that is, The Arbitrage Funds). Each Target Fund and its corresponding Acquiring Fund have identical investment objectives, policies, strategies, and risk profiles. In addition, the fees and expenses of each Acquiring Fund are expected to be the same as those of the corresponding Target Fund. Water Island Capital, LLC is the investment adviser to each Target Fund and Acquiring Fund.

Each Reorganization will involve the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value equal to the Target Fund’s net assets; the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; the distribution of Acquiring Fund shares to the shareholders of the Target Fund; and the termination of the Target Fund. Thus, on the closing date of the Reorganizations, each Target Fund’s shareholders will become shareholders of the corresponding Acquiring Fund and receive shares of the corresponding Acquiring Fund with a total net asset value equal to that of their shares of the Target Fund on the closing date.

The Reorganizations do not require shareholder approval but are subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the Reorganizations are expected to occur on or about September 25, 2026 (the “Closing Date”). Prior to the Closing Date, you will continue to be able to purchase and sell shares of each Target Fund subject to the limitations described in each Target Fund’s Prospectus.

In advance of the Closing Date, additional information regarding the Acquiring Funds (including the investment objectives, policies and risks, fees and expenses of the Acquiring Funds), the terms of the Reorganization Agreement, and the factors that the Board of Trustees of AltShares Trust considered in deciding to approve the Reorganization Plan will be sent to shareholders of the Target Funds in a Combined Information Statement/Prospectus, which also will be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov and at AltShares Trust’s website at www.altsharesetfs.com/resources.

Please retain this supplement for future reference.